UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2014

RSP PERMIAN, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36264	90-1022997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3141 Hood Street, Suite 500
Dallas, Texas 75219

(Address of Principal Executive Offices)
(Zip Code)

(214) 252-2700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                           Results of Operations and Financial Condition.

On March 31, 2014, RSP Permian, Inc. (the “Company”) issued the news release that is attached hereto as Exhibit 99.1 (the “News Release”).  In the news release, the Company announced its financial and operating results for the quarter and the year ended December 31, 2013, on a pro forma basis, giving effect to the completion of the corporate reorganization and acquisitions in connection with the Company’s initial public offering, and provided the Company’s operational outlook and information regarding its 2014 capital budget.

Also on March 31, 2014, the Company posted the presentation that is attached hereto as Exhibit 99.2 (the “Presentation”) on its website, www.rsppermian.com.  The Company hereby furnishes the portions, if any, of the Presentation that constitute material non-public information regarding the Company’s results of operations or financial condition for a completed quarterly or annual period.

The information furnished in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 7.01                                           Regulation FD Disclosure.

On March 31, 2014, the Company posted the Presentation on its website, www.rsppermian.com. The Presentation, which is attached to this Form 8-K as Exhibit 99.2, is incorporated herein by reference.

The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01                                           Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description
99.1	News Release, dated March 31, 2014, titled “RSP Permian, Inc. Files Year-End 2013 Form 10-K; Provides Corporate Update and 2014 Outlook”

99.2	Corporate Update, March 31, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RSP PERMIAN, INC.

By:	/s/ Scott McNeill
Scott McNeill
Chief Financial Officer and Director

Dated:  March 31, 2014

EXHIBIT INDEX

Exhibit No.	Description
99.1	News Release, dated March 31, 2014, titled “RSP Permian, Inc. Files Year-End 2013 Form 10-K; Provides Corporate Update and 2014 Outlook”

99.2	Corporate Update, March 31, 2014